FRONTEER FINANCIAL HOLDINGS, LTD. ANNUAL MEETING
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        FRONTEER FINANCIAL HOLDINGS, LTD.
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      paid previously.  Identify the previous filing by registration  statement
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




                        FRONTEER FINANCIAL HOLDINGS, LTD.
                               One Norwest Center
                         1700 Lincoln Street, 32nd Floor
                             Denver, Colorado 80203


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on June 30, 1998

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of Fronteer Financial Holdings, Ltd., a Colorado corporation (the "Company"), will be held in the Board Room of the Company, One Norwest Center, 1700 Lincoln Street, 31st Floor, Denver, Colorado 80203, on Tuesday, June 30, 1998, at 10:00 a.m. Mountain Time, for the purpose of considering and voting upon proposals to:

     (1) Elect six directors to serve until the next Annual Meeting of Stockholders;

     (2) Ratify the Board of Directors' selection of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending September 30, 1998; and

     (3) Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

     Only stockholders of record at the close of business on June 2, 1998, are entitled to notice of and to vote at the Meeting and at any adjournment thereof.

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. All stockholders are cordially invited to attend the Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.




                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           GARY L. COOK, SECRETARY

Denver, Colorado
June 3, 1998

                        FRONTEER FINANCIAL HOLDINGS, LTD.
                               One Norwest Center
                         1700 Lincoln Street, 32nd Floor
                             Denver, Colorado 80203

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 30, 1998


     This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of Fronteer Financial Holdings, Ltd. (the "Company") to be used at the Annual Meeting of Stockholders (the "Meeting") to be held in the Board Room of the Company, One Norwest Center, 1700 Lincoln Street, 31st Floor, Denver, Colorado 80203, on June 30, 1998, at 10:00 a.m. Mountain Time, and at any adjournment(s) thereof.

     It is planned that this Proxy Statement and the accompanying Proxy will be mailed to the Company's stockholders on or about June 3, 1998.

     Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by: (i) giving written notice of the revocation to the Company's corporate secretary; (ii) voting in person at the Meeting; or (iii) voting again by submitting a new proxy card. Only the latest dated proxy card, including one which a person may vote in person at the Meeting, will count.

                                VOTING SECURITIES

     Voting rights are vested exclusively in the holders of the Company's $0.01 par value common stock ("Common Stock") with each share entitled to one vote. Cumulative voting in the election of directors is not permitted. Only stockholders of record at the close of business on June 2, 1998, are entitled to notice of and to vote at the Meeting or any adjournments thereof. On June 2, 1998, the Company had 16,920,475 shares of Common Stock outstanding.

                           PRINCIPAL STOCKHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of June 2, 1998, the number of shares of the Company's outstanding Common Stock beneficially owned by each of the Company's current directors and by all of the Company's current directors and executive officers as a group, sets forth the number of shares of the Company's outstanding Common Stock beneficially owned by Robert L. Long, a nominee for director, sets forth the number of shares of the Company's Common Stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the Company's outstanding shares of Common Stock and sets forth the number of shares of the Company's outstanding Common Stock beneficially owned by Robert A. Fitzner, Jr. and Dennis W. Olson, former officers and directors of the Company.



                                                  Amount and
                                                   Nature of
                                                  Beneficial
Name                                              Ownership(1)        Percent of Class
----                                              -----------         ----------------
Fai H. Chan ............................        30,797,756(2)(6)             72.5%
1700 Lincoln Street
32nd Floor
Denver, CO 80202

Robert H. Trapp ........................                 0(3)                   0%

Kwok Jen Fong ..........................                 0(3)                   0%

Jeffrey M. Busch .......................                 0                      0%

Robert Jeffers, Jr .....................                 0                      0%

All executive officers and .............        30,897,756(2)(4)             72.6%
directors as a group (6
persons)

Robert L. Long .........................           530,000(5)                 3.0%

Heng Fung Holdings .....................        30,797,756(6)                72.5%
Company Limited
Lippo Protective Tower
10th Floor
231-235 Gloucester Road
Wanchai, Hong Kong

Robert A. Fitzner, Jr ..................           679,667(7)                 4.0%

Dennis W. Olson ........................           190,425(8)                 1.1%


(1) Except as indicated below, each person has the sole voting and/or investment power over the shares indicated.

(2) Consists of shares beneficially owned by Heng Fung Holdings Company Limited, Lippo Protective Tower, 10th Floor, 231-235 Gloucester Road, Wanchai, Hong Kong. Mr. Chan is an executive officer, a director and an 11.8% stockholder of Heng Fung Holdings Company Limited.

(3) Messrs. Trapp and Fong are directors of Heng Fung Holdings Company Limited. Messrs. Trapp and Fong disclaim beneficial ownership of the shares beneficially owned by Heng Fung Holdings Company Limited.

(4) Includes 100,000 shares underlying stock options held by Gary L. Cook, the Secretary, Treasurer and Chief Financial Officer of the Company.

(5) Includes 480,000 shares underlying stock options currently exercisable, or exercisable within 60 days.

(6) Heng Fung Holdings Company Limited is the parent of Heng Fung Private. Heng Fung Private owns 5,235,559 shares of the Company's outstanding Common Stock. Also, pursuant to the Convertible Debenture Agreement, Heng Fung Finance, a wholly owned subsidiary of Heng Fung Private, beneficially owns 25,562,197 shares of the Company's outstanding Common Stock.

(7) Includes shares underlying options Mr. Fitzner has given to two persons to purchase 300,000 shares from Mr. Fitzner's personal holdings.

(8) Includes 100,000 shares of Common Stock underlying stock options, 6,534 shares held in the Company's ESOP Plan, 2,172 shares held in the Company's 401(k) Plan, and 70,495 shares underlying Mr. Olson's 50% share in 140,990 shares jointly held by a former employee of the Company.

                         ACTIONS TO BE TAKEN AT MEETING

     The Meeting has been called by the directors of the Company (the "Directors") to consider and act upon the following matters:

         (1)      The election of six Directors of the Company;

         (2) The ratification of the selection by the Board of Directors of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending September 30, 1998; and

         (3) Such other matters as may properly come before the Meeting or any adjournment(s) thereof.

     The holders of a majority of the outstanding shares of Common Stock of the Company present at the Meeting in person or represented by proxy shall constitute a quorum. If a quorum is present, Directors are elected by a plurality of the vote, i.e., the candidates receiving the highest number of votes cast in favor of their election will be elected to the Board of Directors. As to all other actions voted on at the Meeting, if a quorum is present, the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting and entitled to vote on the subject matter shall be the act of the stockholders. Where brokers have not received any instruction from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of Directors. Abstentions and broker nonvotes on proposals other than the election of Directors, if any, will be counted as present for purposes of the proposal and will have the effect of a vote against the proposal to ratify the selection of the independent auditors of the Company.

                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

     The number of Directors on the Company's Board of Directors has been established by resolution of the Board of Directors as six Directors. The terms of all of the current Directors expire at this Meeting.

     The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the six nominees for Director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Fai H. Chan, Robert
H. Trapp, Kwok Jen Fong, Jeffrey M. Busch, Robert Jeffers, Jr. and Robert L. Long will hold office until the annual meeting of stockholders to be held in 1999, until their successors are duly elected or appointed or until their earlier death, resignation or removal. The nominees for Director, each of whom has consented to serve if elected, are as follows:


                                 Director
Name of Nominee                    Since          Age       Principal Occupation for Last Five Years
---------------                  --------         ---       ----------------------------------------
Fai H. Chan                        1997            53       Chairman  of the  Board  of  Directors  and
                                                            President of the Company since February 18,
                                                            1998 and a Director  of the  Company  since
                                                            December  26,  1997.  Mr.  Chan  has been a
                                                            Director  of  R A F  Financial  Corporation
                                                            ("RAF"),  a wholly owned  subsidiary of the
                                                            Company   that   is  a   broker-dealer   in
                                                            securities,  since  February 18, 1998.  Mr.
                                                            Chan is the Chairman and Managing  Director
                                                            of Heng Fung Holdings  Company  Limited and
                                                            has been a Director  of Heng Fung  Holdings
                                                            Company  Limited  since  September 2, 1992.
                                                            Mr. Chan was elected  Managing  Director of
                                                            Heng Fung Holdings  Company  Limited on May
                                                            1, 1995 and Chairman on June 3, 1995.  Heng
                                                            Fung  Holdings  Company  Limited's  primary
                                                            business  activities  include  real  estate
                                                            investment   and   development,    merchant
                                                            banking,   the  manufacturing  of  building
                                                            material machinery, pharmaceutical products
                                                            and retail  fashion.  Mr. Chan has been the
                                                            President   and  a  Director  of  Powersoft
                                                            Technologies,   Inc.,  which  owns  various
                                                            industrial  companies,  since  May 1994 and
                                                            Chief Executive  Officer thereof since June
                                                            1995;  a Director of  Intra-Asia  Equities,
                                                            Inc.,  a merchant  banking  company,  since
                                                            June 1993;  Executive  Director of Hua Jian
                                                            International   Finance  Co.,   Ltd.   from
                                                            December  1994  until  December  1996;  and
                                                            Chairman  of  the  Board  of  Directors  of
                                                            American  Pacific Bank since March 1988 and
                                                            Chief  Executive  Officer  thereof  between
                                                            April 1991 and April 1993. Mr. Chan is also
                                                            a Director of Global Med Technologies, Inc.


                                        5





                                 Director
Name of Nominee                    Since          Age       Principal Occupation for Last Five Years
---------------                  --------         ---       ----------------------------------------

Robert H. Trapp                    1997            43       Managing  Director  of  the  Company  since
                                                            February  18,  1998 and a  Director  of the
                                                            Company since  December 26, 1997. Mr. Trapp
                                                            has been the  President  and a Director  of
                                                            RAF since  February 18, 1998. Mr. Trapp has
                                                            been  a  Director  of  Heng  Fung  Holdings
                                                            Company  Limited since May 1995; a Director
                                                            of  Inter-Asia  Equities,  Inc., a merchant
                                                            banking  company,  since  February 1995 and
                                                            the  Secretary  thereof  since  April 1994;
                                                            Director,   Secretary   and   Treasurer  of
                                                            Powersoft  Technologies,  Inc.,  which  own
                                                            various  industrial  companies,  since May,
                                                            1994; and the Canadian  operational manager
                                                            of Pacific Concord Holding (Canada) Ltd. of
                                                            Hong Kong,  which  operates in the consumer
                                                            products  industry,  from July  1991  until
                                                            November 1997. Mr. Trapp is also a Director
                                                            of Global Med Technologies, Inc.

Kwok Jen Fong                      1998            48       A Director  of the Company  since  February
                                                            18,  1998.  Mr. Fong has been a Director of
                                                            Heng Fund  Holdings  Company  Limited since
                                                            May 1995.  Mr.  Fong has been a  practicing
                                                            solicitor  in  Singapore  for at least  the
                                                            last  five  years.   Mr.  Fong  is  also  a
                                                            Director of Global Med Technologies, Inc.

Jeffrey M. Busch                   1988            40       A Director  of the Company  since  February
                                                            20,  1998.  Mr. Busch has been a practicing
                                                            attorney  for at least the last five years.
                                                            Mr.  Busch is also a Director of Global Med
                                                            Technologies, Inc.

Robert Jeffers, Jr.                1988            50       A Director  of the Company  since  February
                                                            20, 1998. Mr. Jeffers has been a practicing
                                                            attorney for at least the last five years.

Robert L. Long                      Not            65       Senior  Vice  President  of  the  Corporate
                                 Currently                  Finance   Division   of  RAF  since   1990;
                                     a                      Secretary  of  the  Company  from  1996  to
                                  Director                  February 1998 and a Director of the Company
                                                            from 1995 to  February  1998.  Mr.  Long is
                                                            also a Director of Global Med Technologies,
                                                            Inc.

     The Company's Board of Directors held five meetings during the Company's fiscal year ended September 30, 1997. Such meetings consisted of consent Directors minutes signed by all Directors and actual meetings at which all of the Directors were present in person or by telephone. No incumbent Directors were Directors of the Company during the fiscal year ended September 30, 1997.

     On February 20, 1998, the Board of Directors appointed an Audit Committee composed of Robert H. Trapp, Jeffrey M. Busch and Robert Jeffers, Jr. The functions of the Audit Committee are to represent the Board of Directors in discharging its responsibilities relating to the accounting, reporting and financial control practices of the Company and its subsidiaries. The Audit
Committee will annually review the qualifications and objectivity of the Company's independent auditors, the Company's accounting policies and reporting practices, the Company's contracts and internal auditing and internal controls, compliance with the Company's policies regarding business conduct and other matters as deemed appropriate. The Audit Committee is also empowered to conduct its own investigations into issues related to the aforementioned responsibilities and to retain independent counsel or outside experts for such purposes. The Company did not have an Audit Committee during the fiscal year ended September 30, 1997. The Board of Directors has no standing nominating or compensation committees or committees performing similar functions.

     Except as described in "Transactions with Management and Others and Certain Business Relationships," there was no arrangement or understanding between any Director and any other person pursuant to which any person was selected as a Director.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED ABOVE.

                               EXECUTIVE OFFICERS

     The executive officers of the Company are Fai H. Chan, information pertaining to whom is set forth under "Election of Directors" above, and Gary L. Cook, information pertaining to whom is set forth below. The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of stockholders. Each executive officer will hold office until his or her successor duly is elected and qualified, until his or her death or resignation or until he or she shall be removed in the manner provided by the Company's Bylaws. Gary L. Cook's positions with the Company, his age and the period during which he has served as an executive officer of the Company are as follows:


Name of                        Officer
Executive Officer               Since        Age         Principal Occupation for Last Five Years
-----------------              -------       ---         ----------------------------------------
Gary L. Cook                    1996          40         Secretary  and  Treasurer  of  the  Company
                                                         since February 18, 1998 and Chief Financial
                                                         Officer of the Company since 1996. Mr. Cook
                                                         has  been  the   Treasurer   of  RAF  since
                                                         February 18, 1998, and the Chief  Financial
                                                         Officer  and  Secretary  of RAF since 1996.
                                                         Mr. Cook was a public  accountant with KPMG
                                                         Pear  Marwick LLP from 1982  through  1994,
                                                         when he was a senior manager.

     Except as described in "Transactions with Management and Others and Certain Business Relationships," there was no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors and persons who own more than ten percent of the Company's outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission ("SEC"). Directors, officers and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and for the Company's fiscal year ended September 30, 1997, there were no Directors, officers or more than ten percent stockholders of the Company that failed to timely file a Form 3, 4 or 5.

                             EXECUTIVE COMPENSATION

     The following table provides certain information pertaining to the compensation paid by the Company and its subsidiaries during the Company's last three fiscal years for services rendered by Robert A. Fitzner, Jr., the Chairman of the Board of Directors of the Company and the President of RAF during the fiscal year ended September 30, 1997, Dennis W. Olson, the President of the Company during the fiscal year ended September 30, 1997, and Robert L. Long, the Secretary of the Company and the Senior Vice President of RAF during the fiscal year ended September 30, 1997. RAF became a subsidiary of the Company in April 1995.


                           Summary Compensation Table

                                                                                                             Long Term
                                                                                                            Compensation
                                                                       Annual Compensation                     Awards
                                              Fiscal       ------------------------------------------       ------------
                                              Year                                            Other
                                              Ended                                           Annual         Securities    All Other
Name and                                      Septem-                                         Compen-        Underlying   Compensa-
Principal Position                            ber 30,       Salary($)        Bonus($)         sation($)      Options(#)     tion($)
------------------                            -------       --------         -------          --------       ----------   ----------

Robert A. Fitzner, Jr .................        1997        172,124(a)         30,000              0              0          1,291(d)
 Former Chairman of ...................        1996        162,000(a)         40,000              0              0         76,300(d)
 the Board of Directors ...............        1995        162,000(a)         40,000              0              0          1,279(d)
 and former President
 of RAF

Dennis W. Olson .......................        1997        121,160                 0            (b)        100,000              0
 Former President of ..................        1996        123,500             9,000            (b)              0              0
 the Company ..........................        1995        119,710            10,000            (b)              0        100,000(d)

Robert L. Long ........................        1997        414,103(c)              0              0              0              0
 Former Secretary of ..................        1996        272,612(c)              0              0        800,000        667,236(d)
 the Company and ......................        1995        320,500(c)              0              0              0              0
 former Senior Vice
 President of RAF

(a) Includes $30,000 paid as a directors fee to Mr. Fitzner by Secutron Corporation, 60% of the outstanding stock of which is owned by the Company.

(b) The Company provided Mr. Olson with certain other benefits; however, these benefits did not exceed 10% of his aggregate cash compensation for each of the periods indicated.

(c) Officers of the Company are frequently responsible for conducting transactions for which they receive commission and/or fee compensation. In Mr. Long's case, total annual compensation is and has been transactional commissions and/or fees. During 1997, $131,377 of fees were paid in the form of a portion of RAF's proprietary inventory positions. The inventory positions were transferred to Mr. Long at market value.

(d) Mr. Olson received a commission as a result of the sale of several of the Company's telephone directories to McLeod USA Publishing Company, formerly known as Telecom USA Publishing Company. Mr. Fitzner received a commission as a result of the sale of the Company's clearing division and has received an annual Company matching contribution as a result of his contribution to a savings plan. Mr. Long received commissions as a result of the acquisition of the assets of RAFCO, Ltd., which was the holding company of RAF, and as a result of the sale of the Company's clearing division. Mr. Long also realized a profit of $417,236 as a result of the exercise of warrants of companies that he received as compensation for underwritings by RAF. This amount represents the difference between the exercise price of the warrants and the sales price of the underlying stock. See "Transactions With Management and Others and Certain Business Relationships."

                               STOCK OPTION PLANS

     Effective September 30, 1988, as amended September 10, 1996, the Company adopted an Incentive Stock Option Plan ("Plan"), in order to attract and retain the best available personnel for positions of responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business. The Plan authorizes the granting of options to officers, Directors, and employees of the Company to purchase 600,000 shares of the Company's Common Stock subject to adjustment for various forms of recapitalization that may occur. No options may be granted after September 30, 1998, and the fair value of options granted to each optionee cannot exceed $100,000 per year.

     An employee must have six months of continuous employment with the Company before he or she may exercise an option granted under the Plan. Options under the Plan may not be granted at less than fair market value at the date of the grant. Options granted under the Plan are nonassignable and terminate three months after the optionee's employment ceases, except in the case of employment termination due to disability of the optionee, in which event the option expires twelve months from the date employment ceases. The Plan is administered by the Company's Board of Directors or by a committee selected by the Company's Board of Directors.

     As of June 2, 1998, options to purchase 457,000 shares of the Company's Common Stock at $0.625 per share through September 8, 2006 were outstanding and exercisable under the Plan.

     On April 8, 1996, as amended on September 10, 1996, the Company adopted the 1996 Incentive and Nonstatutory Option Plan ("1996 Plan") in order to attract and retain the best available personnel for positions of responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business. The 1996 Plan authorizes the granting of options to officers, Directors, employees and consultants of the Company to purchase 1,250,000 shares of the Company's Common Stock subject to adjustment for various forms of recapitalization that may occur. No option may be granted after April 8, 2006.

     Under the 1996 Plan, inventive stock options may only be granted to employees and nonstatutory stock options may be granted to employees and nonemployees. Options may not be granted at less than fair market value at the date of the grant. Options granted are nonassignable and terminate three months after the optionee's employment ceases, except in the case of employment termination due to disability of the optionee, in which event the option expires twelve months from the date employment ceases. The 1996 Plan is administered by the Company's Board of Directors or by a committee selected by the Company's Board of Directors.

     As of June 2, 1998, options to purchase 1,205,000 shares were outstanding at an exercise price of $0.625 per share through September 9, 2007 and options to purchase 935,000 shares were exercisable under the 1996 Plan.

     The Company adopted the September 1996 Incentive and Nonstatutory Option Plan, as amended by a First Amendment ("September 1996 Plan"), in order to attract and retain the best available personnel for positions of responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

     The September 1996 Plan authorizes the granting of options to purchase 2,500,000 shares of the Company's Common Stock subject to adjustment for various forms of recapitalization that may occur. The terms and conditions of the September 1996 Plan are similar to that discussed for the 1996 Plan.

     As of June 2, 1998, options to purchase 1,743,000 shares were outstanding at exercise prices between $0.625 and $0.96875 per share through April 30, 2008, and options to purchase 1,323,000 shares were exercisable under the September 1996 Plan.

     As of June 2, 1998, the Company had granted 340,000 nonqualified stock options to certain officers and employees at an exercise price of $0.95 per share. These options are exercisable and expire August 25, 1998.

                          EMPLOYEE STOCK OWNERSHIP PLAN

     On September 22, 1989, the Company's Board of Directors adopted an Employee Stock Ownership Plan ("ESOP") which provides in pertinent part that the Company may annually contribute tax deductible funds to the ESOP, at its discretion, which are then allocated to the Company's employees based upon the employees' wages in relation to the total wages of all employees in the ESOP.

     The ESOP provides that more than half of the assets in the ESOP must consist of the Company's Common Stock. The ESOP is administered by a board of trustees under the supervision of an advisory committee, both of which are appointed by the Company's Board of Directors. As of June 2, 1998, the ESOP owned 517,900 shares of the Company's Common Stock and no other marketable securities. Employees become vested in the shares of the Company's Common Stock after six years in the ESOP. Executive officers participate in the ESOP in the same manner as other employees. Employees are 20% vested after two years, vesting an additional 20% each year up to 100% after six years in the ESOP.

                                  SAVINGS PLANS

     The Company has three retirement saving plans covering all employees who are over 21 years of age and have completed one year of eligibility service. The plans meet the qualifications of Section 401(k) of the Internal Revenue Code. Under the plans, eligible employees can contribute through payroll deductions up to 15% of their base compensation. The Company makes a discretionary matching contribution equal to a percentage of the employee's contribution. Officers participate in the plans in the same manner as other employees. One of the Company's savings plans owns 16,000 shares of the Company's Common Stock.

     The Company has no other bonus, profit sharing, pension, retirement, stock purchase, deferred compensation or other incentive plans.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning the grant of an option by the Company to Dennis W. Olson during the fiscal year ended September 30, 1997. No options were granted by the Company to Robert A. Fitzner, Jr., or to Robert L. Long during the fiscal year ended September 30, 1997.

                                                Individual Grants

                             Number of           % of Total
                             Securities            Options
                             Underlying          Granted to          Exercise or
                              Options           Employees in            Base            Expiration      Grant Date
Name                         Granted (#)         Fiscal Year         Price ($/Sh)          Date       Present Value
----                         ----------         ------------         -----------        ----------    -------------
Dennis W. Olson              100,000(1)             29.4%                 $0.95           8/25/98        $ 0(2)

(1) The options granted were extensions of options that were previously granted and that were due to expire on August 25, 1997.

(2) The options were extended at the same price at which they were previously granted, $0.95, which on the date of the extension was above market value. Given the volatility in the price of the Company's Common Stock, the current market value and the expiration date, the Company does not believe the options had any value on the date they were extended.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

     The following table sets forth information with respect to Dennis W. Olson and Robert L. Long concerning the unexercised options held by them as of September 30, 1997. Neither Dennis W. Olson nor Robert L. Long exercised any options during the fiscal year ended September 30, 1997. Robert A. Fitzner, Jr., does not own any options to purchase securities of the Company.

                                          Number of Securities
                                        Underlying Unexercised                       Value of Unexercised In-the-Money
                                              Options at                                        Options at
                                        September 30, 1997(#)                            September 30, 1996($)(1)
                                   ----------------------------------                ---------------------------------
Name                               Exercisable          Unexercisable                Exercisable         Unexercisable
----                               -----------          -------------                -----------         -------------
Dennis W. Olson ..............        100,000               - 0 -                       - 0 -                - 0 -

Robert L. Long ...............        320,000             480,000                       - 0 -                - 0 -

(1) The value of unexercised in-the-money options is the market price of the underlying shares of Common Stock at September 30, 1997, less the exercise price of the options.

                 COMPENSATION OF DIRECTORS--STANDARD ARRANGEMENT

     Directors of the Company receive no compensation for their services as Directors. Directors of Secutron Corporation, a subsidiary of the Company ("Secutron"), including Robert A. Fitzner, Jr., who are not also officers or employees of Secutron received $30,000 during the fiscal year ended September 30, 1997.

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

     There are no employment contracts between the Company or RAF and Fai H. Chan, Robert H. Trapp or Gary L. Cook. There was no employment contract between the Company or RAF and Robert A. Fitzner, Jr., during the fiscal year ended September 30, 1997. During the fiscal year ended September 30, 1997, Robert L. Long and RAF had an agreement whereby Mr. Long received commissions based on a percentage of the dollar amount of his clients' transactions and the dollar amount of all RAF corporate finance transactions and he received one fourth of all warrants received by RAF as compensation for corporate finance transactions. The Company had an employment contract with Dennis W. Olson that expired January 1, 1998. As of that date, the Company had no further obligations to Mr. Olson.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS
                       AND CERTAIN BUSINESS RELATIONSHIPS

     Certain officers and Directors of the Company made personal loans to the Company when it was in need of short term financing. Dennis Olson made personal demand loans to the Company of which $100,000 remained outstanding as of September 30, 1997. The entire balance was paid to Mr. Olson subsequent to September 30, 1997. Interest was paid to Mr. Olson by the Company at 11.5% per annum. All loan transactions with related persons were on terms no less favorable than those available from third parties. Management has no intentions to engage in such borrowing activities in the future.

     Dennis W. Olson resigned as an officer and a Director of the Company effective February 18, 1998. On February 25, 1997, the Company entered into an agreement to sell certain of its directory business assets to McLeod USA Publishing Company ("McLeod"), formerly known as Telecom USA Publishing Company. Pursuant to the agreement with McLeod, Mr. Olson and certain other employees of the Company entered into agreements not to compete with McLeod. As compensation for this noncompetition agreement, McLeod paid Mr. Olson $334,000 in total noncompetition compensation. The Company repaid $150,000 in obligations to Mr. Olson during the fiscal year ended September 30, 1996 and $100,000 in obligations to Mr. Olson subsequent to September 30, 1997. These obligations related to short term financing provided to the Company by Mr. Olson.

     Robert L. Long, who is a nominee for Director of the Company, resigned as the Secretary and a Director of the Company effective February 18, 1998. Mr. Long received consulting fees of $131,377 during the fiscal year ended September 30, 1997, in the form of a portion of RAF's inventory positions. The inventory positions were transferred to Mr. Long at market value.

     In December 1997, Heng Fung Capital [S] Private Limited ("Heng Fung Private"), a wholly owned subsidiary of Heng Fung Holdings Company Limited ("Heng Fung Holdings"), a public company traded on the Hong Kong Stock Exchange, purchased 1,136,364 shares of the outstanding Common Stock of the Company from Robert A. Fitzner, Jr., and Robert L. Long, officers and directors of the Company at that time, and from two other employees at R A F Financial Corporation ("RAF"), a wholly owned subsidiary of the Company. In December 1997, Robert A. Fitzner, Jr., and Heng Fung Private agreed that, upon the approval of the National Association of Securities Dealers, Inc. ("NASD") of a change in the beneficial ownership of 25% or more of RAF, Heng Fung Private would purchase an additional 3,556,777 shares of the Company's outstanding Common Stock from Mr. Fitzner. In conjunction with the transaction, the Company entered into an agreement ("Convertible Debenture Agreement") with Heng Fung Finance Company Limited ("Heng Fung Finance"), a wholly owned subsidiary of Heng Fung Private, pursuant to which the Company agreed to sell to Heng Fung Finance a 10 year, $4,000,000 10% convertible debenture that is convertible at $0.53125 per share into 7,529,411 shares of the Company's Common Stock. The purchase of the $4,000,000 convertible debenture was completed on December 30, 1997. On December 26, 1997, the Board of Directors, at the request of Heng Fung Finance and pursuant to the terms of the Convertible Debenture Agreement, appointed Fai H. Chan and Robert H. Trapp to the Board of Directors of the Company.

     On January 29, 1998, the NASD approved (subject to certain restrictions that have been agreed to by RAF) the change in the beneficial ownership of 25% or more of RAF, and on February 18, 1998, Heng Fung Private purchased the additional 3,556,777 shares of the Company's outstanding Common Stock from Mr. Fitzner. Contemporaneously with the purchase, Mr. Fitzner, Mr. Long and Dennis
W. Olson resigned as directors of the Company and its subsidiaries. Also, Mr. Fitzner resigned as the Chairman of the Company and as the President and Chief Executive Officer of RAF, Mr. Long resigned as the Secretary of the Company and Mr. Olson resigned as the President of the Company. At the same time, the two remaining directors, Mr. Chan and Mr. Trapp, reduced the number of directors on the Company's Board of Directors to three and appointed Mr. Kwok Jen Fong as a director of the Company to fill the remaining vacancy. The directors also appointed Mr. Chan as the Chairman of the Board of Directors and the President of the Company, Mr. Trapp as Executive Director of the Company and Mr. Gary L. Cook as the Secretary and Treasurer of the Company. Messrs. Chan and Trapp and Brian F. Zucker also became directors of RAF, Mr. Trapp was appointed the President of RAF, Mr. Zucker was appointed the Managing Director of RAF and Mr. Cook was appointed the Treasurer of RAF. Mr. Cook also remains as the Secretary of RAF. After giving effect to the transactions described above, Heng Fung Holdings, through Heng Fung Private and Heng Fung Finance, beneficially owns approximately 27.8% of the Company's outstanding Common Stock, owns the $4,000,000 convertible debenture that is convertible at $0.53125 per share into 7,529,411 of the Company's Common Stock and has the option to purchase an additional 10 year, $11,000,000 10% convertible debenture that will be convertible at $0.61 per share into 18,032,786 shares of the Company's Common Stock. If the $4,000,000 convertible debenture and the $11,000,000 10% convertible debenture are purchased and converted, Heng Fung Holdings, through Heng Fung Private and Heng Fung Finance, would beneficially own approximately 71.3% of the Company's outstanding Common Stock. On May 18, 1998, Heng Fung Finance exercised its option and purchased $1,500,000 of the $11,000,000 10% convertible debenture.

     In payment of the $102,222 of interest due on March 31, 1998, on the $4,000,000 convertible debenture, the Company issued Heng Fung Finance 192,418 shares of the Company's Common Stock in May 1998.

     On April 14, 1998, Fronteer Capital, Inc. ("Fronteer Capital"), a wholly owned subsidiary of the Company, and Heng Fung Finance committed to provide to Global Med Technologies, Inc. ("Global") lines of credit for up to $1,500,000 each for a total combined loan commitment of $3,000,000 over the next twelve months. The loans will bear interest calculated at the rate of 12% per annum and will mature 366 days after April 14, 1998.

     Pursuant to the loan commitment provided by Heng Fung Finance, Global has agreed that Global's board of directors will not exceed nine and that Heng Fung Finance has the right to appoint five members to the board of directors of Global and has the option to cancel all Global management and employee contracts. Global has the right to call the $1,500,000 from Heng Fung Finance as needed by Global. For issuing the commitment, Heng Fung Finance earned warrants to purchase 6,000,000 shares of Global's common stock. The warrants are exercisable at $0.25 per share for up to 10 years and Global has agreed to register by July 14, 1998, the shares for resale under the Securities Act of 1933. So long as Global has used its best efforts to file such registration statement covering such shares with the Securities and Exchange Commission and responded to any comments from the Securities and Exchange Commission in a timely fashion, Global will not be deemed to be in default under the Heng Fung Finance loan if the shares are not registered for resale by July 14, 1998.

     The loan commitment provided by Fronteer Capital has substantially the same terms and conditions as the loan commitment provided by Heng Fung Finance except that, if Heng Fung Finance does not appoint directors to Global's board of directors, Fronteer Capital has the right to appoint a maximum of three members to the board of directors of Global, Global has the right to call the $1,500,000 from Fronteer after the total loan from Heng Fung Finance is drawn down, and if the loan provided by Fronteer is drawn down, Fronteer will earn warrants to purchase 6,000,000 shares of Global's common stock upon the same terms and conditions as the warrants to purchase 6,000,000 shares of Global's common stock earned by Heng Fung Finance. Further, Michael I. Ruxin, the Chief Executive Officer of Global, has agreed to personally guarantee the repayment of

$1,500,000 of the Fronteer Capital loan. The guarantee is limited to certain of Dr. Ruxin's assets. For issuing the commitment, Fronteer Capital has earned warrants to purchase 1,000,000 of the 6,000,000 shares of Global's common stock.

     If Global defaults on the repayment of any amount borrowed by Global pursuant to the Heng Fung Finance commitment, all existing members of the board of directors of Global will have to resign and Heng Fung Finance will have the right to appoint all new members to the board of directors, Heng Fung Finance will have the right to convert the outstanding amount of the loan into shares of Global's common stock at a conversion price of $0.05 per share and all employment contracts of the management and officers of Global will be invalid immediately and their employment will be subject to reconfirmation by Heng Fung Finance. If there is no default on the repayment to Heng Fung Finance or if there is a default and Heng Fung Finance does not exercise its rights on default, Fronteer Capital will have the same rights on default on the repayment of any amounts borrowed pursuant to the Fronteer Capital commitment as Heng Fung Finance as are specified above.

     RAF, a wholly-owned subsidiary of the Company, will receive a fee of 9% of the amount drawn down by Global under the Fronteer Capital commitment.

     In May 1998, Heng Fung Finance advanced $250,000 to Global against the Heng Fung Finance commitment and in May 1998, Heng Fung Finance caused Global to appoint Fai H. Chan, Robert H. Trapp, Kwok Jen Fong, Jeffrey M. Busch and Robert
L. Long as directors of Global so that Global now has a Board of Directors consisting of nine directors.

     On April 25, 1998, the Company agreed to compensate Heng Fung Finance for its time, efforts, capital costs and expenses in setting up and operating a New York City Office which was transferred to the Company to be operated as an institutional sales location of RAF upon final approval by the NASD. The compensation of $350,000 that was paid by the Company issuing Heng Fung Finance 350,000 shares of the Company's Common Stock was determined based upon actual capital costs and expenses incurred, as well as certain estimates.

                               PROPOSAL NUMBER TWO

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company engaged KPMG Peat Marwick LLP ("Peat Marwick") as the Company's principal independent public accountants for the two fiscal years ended September 30, 1997. The Board of Directors has selected Peat Marwick as auditors to examine the financial statements of the Company for the fiscal year ending September 30, 1998, and to perform other appropriate accounting services and is requesting ratification of such appointment by the stockholders.

     In the event that the stockholders do not ratify the appointment of Peat Marwick, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the next fiscal year. However, because of the difficulty and expense of making any substitution of auditors after the beginning of the current fiscal year, it is contemplated that the appointment for the year ending September 30, 1998, will be permitted to stand unless the Board of Directors finds other reasons for making a change.

     It is understood that even if the selection of Peat Marwick is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

     Representatives of Peat Marwick are expected to be present at the Meeting, have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                       1997 ANNUAL REPORT TO STOCKHOLDERS

     Included with this Proxy Statement is the Company's 1997 Annual Report to Stockholders which contains the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1997. The Company will provide, without charge, an additional copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, as required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, upon written request to Gary L. Cook, Secretary, at the Company at its principal offices, One Norwest Center, 1700 Lincoln Street, 32nd Floor, Denver, Colorado, 80203. Each such request must set forth a good faith representation that, as of June 2, 1998, the person making the request was a beneficial owner of the Company's Common Stock. The exhibits to the Annual Report on Form 10-K may be obtained by any shareholder upon written request to Gary L. Cook. Each person making any such request will be required to pay a fee of $0.25 per page to cover the Company's expenses in furnishing such exhibits.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the next annual meeting of the Company's stockholders must be received by the Company within a reasonable time prior to the mailing of the proxy statement for such Meeting but no later than February 3, 1999.

                             SOLICITATION OF PROXIES

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers and regular employees of the Company may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

                                 OTHER BUSINESS

     The Company's Board of Directors does not know of any matters to be presented at the Meeting other than the matters set forth herein. If any other business should come before the Meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      GARY L. COOK, SECRETARY

Denver, Colorado
June 3, 1998

                                      PROXY

                        FRONTEER FINANCIAL HOLDINGS, LTD.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 30, 1998


     The undersigned hereby constitutes and appoints Fai H. Chan and Robert H. Trapp, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.01 par value common stock ("Common Stock") of Fronteer Financial Holdings, Ltd. (the "Company") at the Annual Meeting of Stockholders (the "Meeting") to be held in the Board Room of the Company, One Norwest Center, 1700 Lincoln Street, 31st Floor, Denver, Colorado 80203, on June 30, 1998, at 10:00 a.m. Mountain Time, and at all adjournment(s) thereof for the following purposes:


     1. Election of Directors;

        [  ]  FOR THE DIRECTOR                [  ]  WITHHOLD AUTHORITY TO VOTE
              NOMINEES LISTED BELOW                 FOR ALL NOMINEES LISTED
              (EXCEPT AS MARKED TO
              THE CONTRARY BELOW)

     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

             Fai H. Chan                      Jeffrey M. Busch
             Robert H. Trapp                  Robert Jeffers, Jr.
             Kwok Jen Fong                    Robert L. Long

     2. Ratification of the Board of Directors' selection of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending September 30, 1998; and

          [  ] FOR          [  ] AGAINST           [  ] ABSTAIN FROM VOTING

     3. In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the Meeting.

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING (1) FOR ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS AND (2) TO RATIFY SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1998.

     It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Stockholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and Annual Report to Stockholders furnished therewith.


                                            Dated and Signed:
                                                                         , 1998
                                            -----------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            Signature(s)  should  agree with the
                                            name(s) stenciled hereon. Executors,
                                            administrators,  trustee,  guardians
                                            and  attorneys  should  so  indicate
                                            when   signing.   Attorneys   should
                                            submit powers of attorney.